February 6, 2012

Dreyfus Premier Short Intermediate Municipal Bond Fund

-          Dreyfus Short-Intermediate Municipal bond Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Fund’s Statement of Additional Information entitled “Certain Portfolio Manager Information”:

The following table lists the number and types of accounts (including the Fund) advised by Jeffrey Burger, one of the Fund's primary portfolio managers, and assets under management in those accounts as of December 31, 2011:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jeffrey Burger	3	$1.6B	0	N/A	0	N/A

The following table provides information on accounts managed (included within the table above) by Jeffrey Burger, one of the Fund's primary portfolio managers, that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Jeffrey Burger	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by Jeffrey Burger, one of the Fund's primary portfolio managers, as of December 31, 2011:

Primary Portfolio Manager	Fund	Dollar Range of Funds Shares Beneficially Owned

Jeffrey Burger	DSIMBF	None